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October 29, 2007

Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:  Merrill Lynch Life Variable Annuity Separate Account D
     Merrill Lynch IRA Annuity - Registration No. 333-91098
     Merrill Lynch Investor Choice - IRA Series - Registration No. 333-119364

Commissioners:

Merrill Lynch Life Insurance Company (the "Company"), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended August 31, 2007, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT MAILINGS:

The American Funds - The Growth Fund of America, Inc., SEC File No.: 811-00862 BlackRock Fundamental Growth Fund, Inc., SEC File No: 811-06669
BlackRock Government Income Fund, SEC File No.:  811-22061
MFS Series Trust I - Core Growth Fund, SEC File No.: 811-04777
MFS Series Trust IV - Mid Cap Growth Fund, SEC File No.: 811-02594
MFS Series Trust I - Research International Fund, SEC File No.: 811-04777 Oppenheimer Main Street Fund, SEC File No.: 811-05360
Oppenheimer Capital Appreciation Fund, SEC File No.: 811-03105
Templeton Foreign Fund, Inc., SEC File No.: 811-02781
Templeton Growth Fund, Inc., SEC File No.: 811-04892

Some of the Funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,

/s/ Kirsty Lieberman
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                      Merrill Lynch Life Insurance Company
                            1700 Merrill Lynch Drive
                              Pennington, NJ 08534